      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 1998


                                                      REGISTRATION NO. 333-52439
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                             ---------------------

                            DUPONT PHOTOMASKS, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                    74-2238819
 (State or other jurisdiction       (I.R.S. Employer
     of incorporation or         Identification Number)
        organization)

                           131 OLD SETTLERS BOULEVARD
                            ROUND ROCK, TEXAS 78664
                                 (512) 310-6500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------

                                  JOHN M. LYNN
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            DUPONT PHOTOMASKS, INC.
                           131 OLD SETTLERS BOULEVARD
                            ROUND ROCK, TEXAS 78664
                                 (512) 310-6500
                            TELECOPY: (512) 310-6544
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

       CARMELO M. GORDIAN, ESQ.                      ALAN DEAN, ESQ.
        RONALD G. SKLOSS, ESQ.                    DAVIS POLK & WARDWELL
   BROBECK, PHLEGER & HARRISON LLP                 450 LEXINGTON AVENUE
   301 CONGRESS AVENUE, SUITE 1200               NEW YORK, NEW YORK 10017
         AUSTIN, TEXAS 78701                          (212) 450-4000
            (512) 477-5495                       TELECOPY: (212) 450-4800
       TELECOPY: (512) 477-5813

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration

Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
---------------------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
---------------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.

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
                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

    Capitalized terms used but not defined in this Part II to the Registration Statement shall have the respective meanings assigned to such terms in the Prospectus which forms a part of this Registration Statement.

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by the registrant and DuPont in connection with the registration of the Shares under the Securities Act. All amounts are estimates except the Commission registration fee, the NASD filing fee and the Nasdaq National Market listing fee. Such expenses will be borne pro rata by the registrant and DuPont based upon the respective numbers of Shares to be sold by each.

Commission registration fee.......................................  $  47,059
NASD filing fee...................................................     16,452
Nasdaq National Market listing fee................................     16,100
Legal fees and expenses...........................................    100,000
Accounting fees and expenses......................................    100,000
Printing expenses.................................................    130,000
Miscellaneous.....................................................     40,389
                                                                    ---------
  Total...........................................................  $ 450,000
                                                                    ---------
                                                                    ---------

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fee), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect to any claim issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding referred to in subsections (a) and (b) of
Section 145 or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that the indemnification provided for by Section 145 shall not be deemed exclusive of any other rights which the indemnified party may be entitled; that indemnification provided by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

    Section 102(b)(7) of the DGCL provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of the director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

    Article Ninth of the registrant's Certificate of Incorporation, as amended and restated, provides that, to the fullest extent permitted by the DGCL, no director of the registrant shall be personally liable to the registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.

    Article VII of the registrant's Bylaws, as amended, further provides that the registrant shall indemnify each of its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the registrant and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful.

    The registrant has entered into indemnification agreements with each of its directors and executive officers.

    The registrant maintains officers' and directors' liability insurance.

    Pursuant to the Underwriting Agreement filed as Exhibit 1.1 hereto, the Underwriters agree to indemnify, under certain conditions, the registrant, its officers and directors and persons who control the registrant within the meaning of the Securities Act against certain liabilities.

ITEM 16.  EXHIBITS.


 EXHIBIT
 NUMBER    DESCRIPTION
---------  --------------------------------------------------------------------------------------------------
   1.1     Form of Underwriting Agreement.

   3.1**   Certificate of Incorporation of the Company, as amended and restated on April 3, 1996.

   3.2**   Bylaws, as amended.

   4.1**   Specimen Certificate for Common Stock.

   5.1***  Opinion of Brobeck, Phleger & Harrison LLP.

  23.1***  Consent of Price Waterhouse LLP.

  23.2***  Consent of Brobeck, Phleger & Harrison LLP (included in the opinion filed herewith as Exhibit
             5.1).

 EXHIBIT
 NUMBER    DESCRIPTION
---------  --------------------------------------------------------------------------------------------------
  24.1***  A power of attorney pursuant to which amendments to this Registration Statement may be filed
             (included on the signature page contained in Part II of this Registration Statement).

---------


** Previously filed with the Securities and Exchange Commission as an exhibit to registrant's Registration Statement on Form S-1 (Registration Statement No. 333-3386).


*** Previously filed as an exhibit to this Registration Statement.

ITEM 17.  UNDERTAKINGS.

    The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act), that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the Delaware General Corporation Law, the Certificate of Incorporation, as amended, or the Bylaws, as amended, of the registrant, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned registrant hereby undertakes that:

        For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Round Rock, State of Texas, on this 28th day of May, 1998.


                                DUPONT PHOTOMASKS, INC.

                                By:               /s/ JOHN M. LYNN
                                     -----------------------------------------
                                                    John M. Lynn
                                         EXECUTIVE VICE PRESIDENT, GENERAL
                                               COUNSEL AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board and
    J. MICHAEL HARDINGER*         Chief Executive Officer
------------------------------    and Director (Principal      May 28, 1998
     J. Michael Hardinger         executive officer)

                                Executive Vice
                                  President--Finance and
        DAVID S. GINO*            Chief Financial Officer
------------------------------    (Principal financial         May 28, 1998
        David S. Gino             officer and accounting
                                  officer)

        JOHN L. DOYLE*
------------------------------  Director                       May 28, 1998
        John L. Doyle

        JOHN W. HIMES*
------------------------------  Director                       May 28, 1998
        John W. Himes

       JOHN C. HODGSON*
------------------------------  Director                       May 28, 1998
       John C. Hodgson

      GARY W. PANKONIEN*
------------------------------  Director                       May 28, 1998
      Gary W. Pankonien

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

       JOHN C. SARGENT*
------------------------------  Director                       May 28, 1998
       John C. Sargent

     MARSHALL C. TURNER*
------------------------------  Director                       May 28, 1998
      Marshall C. Turner

     SUSAN A. VLADUCHICK*
------------------------------  Director                       May 28, 1998
     Susan A. Vladuchick



*By:      /s/ JOHN M. LYNN
      -------------------------
            John M. Lynn
          ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                                               DESCRIPTION
---------  --------------------------------------------------------------------------------------------------
   1.1     Form of Underwriting Agreement.

   3.1**   Certificate of Incorporation of the Company, as amended and restated on April 3, 1996.

   3.2**   Bylaws, as amended.

   4.1**   Specimen Certificate for Common Stock.

   5.1***  Opinion of Brobeck, Phleger & Harrison LLP.

  23.1***  Consent of Price Waterhouse LLP.

  23.2***  Consent of Brobeck, Phleger & Harrison LLP (included in the opinion filed herewith as Exhibit
             5.1).

  24.1***  A power of attorney pursuant to which amendments to this Registration Statement may be filed
             (included on the signature page contained in Part II of this Registration Statement).


---------

** Previously filed with the Securities and Exchange Commission as an exhibit to registrant's Registration Statement on Form S-1 (Registration Statement No. 333-3386).

*** Previously filed as an exhibit to this Registration Statement.